1 2016 OUTLOOK & 2017 FORECAST FEBRUARY 2016

2 INTRODUCTION This supplemental disclosure provides a summary of Aimco's recent results, our 2016 outlook and a 2017 forecast. This information highlights four factors that we expect to drive changes in our short- term results: 1. Same Store NOI growth rates; 2. Dilution from selling earning assets to fund lease-up properties with no current income; 3. Reduction of non-core earnings as we continue to simplify our business; and 4. Lower G&A and other offsite costs as we scale our overhead to our more focused activities.

3 TABLE OF CONTENTS TABLE OF CONTENTS Page 2015 Highlights 4 Strategic Areas of Focus 5 Property Operations 6 Redevelopment & Development 8 Portfolio Management 9 Balance Sheet Management 10 Summary Expectations for 2016 & 2017 11

4 2015 HIGHLIGHTS (1) Economic Income represents the annual change in Net Asset Value (NAV) per share plus cash dividends per share. (2) Consensus NAV as reported by KeyBanc Capital Markets. Economic Income: $5.28 (1) Consensus NAV per share up 11% to $42.70 (2) Cash dividends per share up 13% to $1.18 Same Store NOI  5.6% Redevelopments adding value of 25- 35%; added NOI of $0.08 per share Portfolio quality increasing; average revenue per apartment home  10% to $1,840 Leverage  11%; rated investment grade by S&P and Fitch AFFO per share  12% to $1.88 Recognized as a "Top Place to Work" for the third year in a row

5 STRATEGIC AREAS OF FOCUS EXCELLENCE IN PROPERTY OPERATIONS MAINTAIN A SAFE AND LIQUID BALANCE SHEET ADD VALUE THROUGH REDEVELOPMENT AND LIMITED DEVELOPMENT OPERATE A SIMPLE BUSINESS AND FOSTER A PERFORMANCE CULTURE UPGRADE PORTFOLIO THROUGH DISCIPLINED PORTFOLIO MANAGEMENT

6 PROPERTY OPERATIONS STRATEGIC OBJECTIVE: Produce above-average operating results through focus on customer satisfaction, resident retention, and superior cost control. LOOKING BACK: Aimco NOI  17% over the past three years LOOKING FORWARD: Aimco expects same-store NOI growth above trend due to solid demand for apartments and our continued focus on cost control. Our 2017 forecast assumes:  Renewal rents increases at 4.5% and New Lease rents increase at 3.9%, the average of submarket growth rates projected by REIS and AXIOMetrics.  Operating expenses increase at a market-weighted inflation rate as projected by Moody's Economy.com. Sensitivity to Assumptions  2017 AFFO per share would be increased or decreased by approximately $0.025 for each 50 basis point change in the assumed rate of 2017 revenue growth.  2017 AFFO per share would be increased or decreased by approximately $0.01 for each 50 basis point change in the assumed rate of expense growth. 4.4% 3.0% 5.1% 4.5% 2.3% 5.5% 4.5% 2.1% 5.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Revenue Expense NOI Same Store Growth Rates 2013 2014 2015 4.75% 2.75% 5.75% 4.25% 2.75% 4.75% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Revenue Expense NOI Projected Same Store Growth Rates 2016 Outlook 2017 Forecast

# PROPERTY OPERATIONS

**Lease-Up Communities** - During 2016 and 2017, Aimco expects to lease-up three newly-constructed properties.

| | Total Apt. Homes | Apt. Homes Occupied | Schedule | | | Revenue per Apt. Home | Commercial Revenue |
|---|---|---|---|---|---|---|---|
| | | | Initial Occupancy | Stabilized Occupancy | Stabilized NOI | | |
| ONE CANAL, BOSTON | 310 | - | 2Q 2016 | 3Q 2017 | 4Q 2018 | $ 3,865 | $1.1M |
| VIVO, CAMBRIDGE | 91 | 30 | 4Q 2015 | 3Q 2016 | 4Q 2017 | $ 2,600 | $0.3M |
| 2016 ACQUISITION, BAY AREA * | 463 | - | 2Q 2016 | 3Q 2017 | 4Q 2018 | $ 3,800 | - |

* Aimco is party to a confidentiality agreement with the seller of this community, which agreement prevents us from disclosing the name and specific location of this acquisition property.

— Lease-up communities are projected to make a neutral contribution to NOI in 2016, and to contribute $0.12 per share to 2017 NOI.

— If the lease-up of these communities is six months faster or slower, the contribution to NOI would be plus or minus $0.02 per share in 2016, and plus or minus $0.03 per share in 2017.

— If the lease-up of these communities is achieved at rents 10% higher or lower, the contribution to NOI would be plus or minus $0.01 per share in 2016, and plus or minus $0.02 per share in 2017.

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# REDEVELOPMENT & DEVELOPMENT

**STRATEGIC OBJECTIVES:** Add value by repositioning properties in special locations with expected higher rates of revenue growth and some protection against competitive new supply. Invest selectively through development in desirable locations where accretive redevelopment or acquisition opportunities are not readily available.

**LOOKING BACK:** During the last three years, Aimco completed seven redevelopments located in high-quality locations in: the Bay Area; La Jolla, CA; west Los Angeles; downtown Seattle; and suburban Chicago.

| | | |
|---|---|---|
| NOI STABILIZED | Communities<br>Net Investment | 4<br>$167M |
| OCCUPANCY STABILIZED | Communities<br>Net investment | 3<br>$583M |
| UNDER CONSTRUCTION | Communities<br>Estimated net investment | 2<br>$160M |
| TOTAL / WEIGHTED AVERAGE | Communities<br>Net Investment<br>Actual / projected value creation as a % of net investment* | 9<br>$910M<br>33% |

* During 2008, Aimco recognized impairment losses on two of its redevelopment properties totaling approximately $91.1M, which impairments are included in the net investment and value creation amounts in this table. Adjusting for impairments, actual / projected value creation as a percentage of Aimco's net investment is approximately 48%.

**LOOKING FORWARD:** Aimco expects to invest annually $200M to $300M in redevelopment and development and to create value equal to 25% to 35% of its investment. Aimco redevelopment activities during 2016 are focused on:

— NOI stabilization of completed redevelopments.

— Completion of construction of approved redevelopments and development projects.
  - Aimco is redeveloping in phases Park Towne Place and The Sterling, both located in Center City Philadelphia. During 2016, we expect to complete construction on presently approved phases with stabilized occupancy expected at The Sterling in 3Q 2016 and at Park Towne Place in 1Q 2017.
  - During 2016, we expect to complete our One Canal development, as well as several smaller redevelopment projects underway.

— Subject to Aimco Investment Committee approval, during 2016 we expect to start:
  - Additional phases at Park Towne Place and The Sterling; and
  - Five to seven new redevelopments.

— Aimco expects to continue to plan additional 2017 and 2018 starts to backfill its redevelopment pipeline and support spending of $200M to $300M per annum.

— Aimco expects its redevelopments will contribute incremental NOI of $0.06 per share in 2016 and $0.09 per share in 2017.

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# PORTFOLIO MANAGEMENT

**STRATEGIC OBJECTIVE:** Add value by making accretive paired trades selling lower rated properties to fund investment in higher rated properties, increasing returns as measured by free cash flow internal rate of return and improving portfolio quality as measured by average revenue per apartment home.

**LOOKING BACK:** During the last three years, Aimco significantly upgraded the quality of its Conventional portfolio.

| | | Year-End 2012 | Year-End 2015 | % Change |
|---|---|---|---|---|
| FOOTPRINT | Communities | 175 | 140 | - 20% |
| | Apartment Homes | 55,879 | 40,464 | - 28% |
| | % NOI in Target Markets | 85% | 91% | + 7% |
| QUALITY | Revenue per Apartment Home | $1,362 | $1,840 | + 35% |
| | Percentage A | 34% | 51% | + 50% |
| | Percentage B | 35% | 32% | - 9% |
| | Percentage C+ | 21% | 17% | - 19% |
| | Percentage C | 10% | - | - 100% |
| PROFITABILITY | NOI Margin | 64% | 67% | + 5% |
| | Free Cash Flow Margin | 56% | 61% | + 9% |

**LOOKING FORWARD:** Through market rent growth and disciplined capital recycling, we expect revenue per apartment home to approximate $1,950 at 2016 year-end and $2,050 at 2017 year-end.

— We anticipate closing the acquisition of a newly constructed apartment community located in the Bay Area upon its completion in 2Q 2016. This $320M investment will be funded in part by proceeds from the sales of two lower-rated communities, one located in Phoenix and the second in Alexandria, Virginia. The sale of the Phoenix community closed in 4Q 2015 and the sale of the Alexandria property is expected to close in 2Q 2016.

— Aimco's outlook for 2016 and forecast for 2017 do not include further acquisitions.

— Aimco will continue in both years to evaluate opportunities to upgrade its portfolio pursuant to its paired trade discipline.

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# BALANCE SHEET MANAGEMENT

**STRATEGIC OBJECTIVE:** Maintain a safe, liquid balance sheet with the capacity to take advantage of opportunities created by a real estate down-cycle.

**LOOKING BACK:** During the last three years, Aimco has reduced leverage and added financial flexibility by creating an unencumbered pool of assets. In 2015, both S&P and Fitch rated the Aimco balance sheet "investment grade."

| | Year-End 2012 | Year-End 2015 | % Change |
|---|---|---|---|
| DEBT TO EBITDA | 7.5x | 6.4x | - 15% |
| DEBT AND PREFERRED EQUITY TO EBITDA | 7.8x | 6.8x | - 13% |
| VALUE OF UNENCUMBERED ASSETS | $0.0B | $1.8B | +100% |

**LOOKING FORWARD:** We expect the quantum of leverage to remain fairly constant. We expect our leverage ratios will improve due to NOI growth in our same store portfolio and the earn-in from stabilization of redevelopments and lease-up properties.

| | Year-End 2015 | Year-End 2017 Forecast | % Change |
|---|---|---|---|
| DEBT TO EBITDA | 6.4x | ~ 5.9x | - 8% |
| DEBT AND PREFERRED EQUITY TO EBITDA | 6.8x | ~ 6.3x | - 7% |
| VALUE OF UNENCUMBERED ASSETS | $1.8B | $2.1B | +17% |

**Exposure to interest rates** - Aimco has limited near-term exposure to changes in interest rates due to the long duration and fixed rates of its leverage. A 100 basis point change in the 10-year treasury rate leading to an equal change in Aimco borrowing rates would have a negligible impact on projected 2016 AFFO per share and would change, plus or minus, forecasted 2017 AFFO per share by $0.01.

**Exposure to capital markets** - Aimco's operating, investing and financing activities have limited exposure to capital markets.

- Aimco's business plans for 2016 and 2017 are fully funded by (i) continuing operations, (ii) selling $625M - $725M in properties, and (iii) the refinancing of $575M of maturing property debt at LTVs lower than 50%.
- Aimco's business plans do not contemplate equity issuance.

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11 SUMMARY EXPECTATIONS 2016 Outlook and 2017 Forecast The information in this "2016 Outlook and 2017 Forecast" document contains forward-looking statements within the meaning of the federal securities laws, which statements are based on management's judgment as of this date. This information includes certain risks and uncertainties and will be affected by a variety of factors, some of which are beyond Aimco's control. Additional information regarding risks and uncertainties that may affect future results can be found on page 14 herein. Please see pages 5 to 8 of Aimco's fourth quarter 2015 earnings release for additional information regarding Aimco's 2016 outlook. Our 2016 outlook and 2017 forecast reflect continuation of the strategy we have executed over the last several years. We focus on excellence in property operations; value creation through redevelopment and occasional development; portfolio management based on a disciplined approach to capital recycling and simplification of our business; a safe, flexible, and liquid balance sheet; and a simple business model executed by a performance-oriented and collaborative team. Consistent execution of that strategy has produced:  Improved operating results;  An improved portfolio;  A simpler business with lower non-core earnings;  Safer leverage;  Reduced offsite costs; and  Increased AFFO per share, cash dividends per share; and NAV per share. Our outlook for 2016 and forecast for 2017 reflect continued progress on each of these fronts.

# SUMMARY EXPECTATIONS

| ($ Amounts represent Aimco Share) | 2015 ACTUAL | 2016 OUTLOOK | 2017 FORECAST |
|---|---|---|---|
| **Pro forma FFO per share** | $2.23 | $2.23 - $2.33 | $2.42 - $2.56 |
| **AFFO per share** | $1.88 | $1.91 - $2.01 | $2.12 - $2.26 |
| | | | |
| **Select Components of FFO** | | | |
| **Conventional Same Store Operating Measures** | | | |
| Revenue change compared to prior year | 4.5% | 4.50% - 5.00% | 3.75% - 4.75% |
| Expense change compared to prior year | 2.1% | 2.50% - 3.00% | 2.50% - 3.00% |
| NOI change compared to prior year | 5.6% | 5.25% - 6.25% | 4.00% - 5.50% |
| | | | |
| **Non-Core Earnings** | | | |
| Amortization of deferred tax credit income (1) | $24M | $19M | $14M |
| Non-recurring investment management revenues (2) | $1M | $1M - $3M | $0 |
| Historic Tax Credit benefit (3) | $13M | $8M - $11M | $0 - $4M |
| Other tax benefits, net | $17M | $8M - $10M | $8M - $9M |
| **Total Non-Core Earnings** | **$55M** | **$36M - $43M** | **$22M - $27M** |
| | | | |
| **Offsite Costs** | | | |
| Property management expenses | $25M | $24M | $22M - $23M |
| General and administrative expenses | $43M | $42M | $41M - $42M |
| Investment management expenses | $6M | $5M | $4M - $5M |
| **Total Offsite Costs** | **$74M** | **$71M** | **$67M - $70M** |
| | | | |
| **Capital Investments** | | | |
| Redevelopment and development | $233M | $180M - $220M | $180M - $220M |
| Property upgrades | $49M | $70M - $75M | $70M - $75M |
| Capital Replacements | $49M | $45M - $50M | $45M - $50M |
| | | | |
| **Transactions** | | | |
| Property dispositions | $386M | $450M - $500M | $175M - $225M |
| Property acquisitions | $129M | $320M | $0 |
| | | | |
| **Portfolio Quality** | | | |
| Fourth quarter Conventional Property average revenue per apartment home | $1,840 | ~$1,950 | ~$2,050 |
| | | | |
| **Balance Sheet** | | | |
| Debt to Trailing-Twelve-Month EBITDA | 6.4x | ~6.3x | ~5.9x |
| Debt and Preferred Equity to Trailing-Twelve-Month EBITDA | 6.8x | ~6.7x | ~6.3x |
| Value of unencumbered properties (4) | ~$1.8B | ~$2.0B | ~$2.1B |

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13 SUMMARY EXPECTATIONS Notes: (1) Amortization of deferred tax credit income includes: current period recognition of cash received in prior periods required by GAAP to be deferred at the time of receipt and recognized in future periods; and approximately $5M per year of income received in cash in the current period. After our exit from the business and as our Low Income Housing Tax Credit arrangements expire, recognition of tax credit income continues to decline. (2) Non-recurring investment management revenues represent fees earned by Aimco in connection with certain financing and disposition activities, which fees are paid to Aimco in cash. Over the last many years, we have simplified our business and eliminated substantially all of the real estate partnership arrangements that give rise to these non-recurring fees. (3) Historic Tax Credit Benefits are realized in connection with our redevelopment of historic properties and, as those redevelopments are completed, such benefits are no longer available and result in lower non-core earnings. (4) Represents Aimco's estimate of the value of unencumbered properties at period-end, assuming constant capitalization rates. Glossary & Reconciliations of Non-GAAP Financial and Operating Measures Financial and operating measures discussed in this document include certain financial measures used by Aimco management, some of which are measures not defined under accounting principles generally accepted in the United States, or GAAP. These measures are defined in the Glossary included in Aimco's Fourth Quarter 2015 Earnings Release dated February 4, 2016. Where appropriate, the non- GAAP financial measures for Aimco's 2015 results and 2016 guidance included within this document have been reconciled to the most comparable GAAP measures within Aimco's Fourth Quarter 2015 Earnings Release referenced above.

14 FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically forecasts of: full year 2016 and 2017 results, including but not limited to: Pro forma FFO and selected components thereof; AFFO; Aimco's redevelopment and development investments, timelines and NOI contribution; Aimco's and lease-up timelines and NOI contribution; expectations regarding sales of Aimco apartment communities and the use of proceeds therefrom; and Aimco liquidity and leverage metrics. These forward-looking statements are based on management's judgment as of this date and include certain risks and uncertainties. Risks and uncertainties include, but are not limited to: Aimco's ability to maintain current or meet projected occupancy, rental rates and property operating results; the effect of acquisitions, dispositions, redevelopments and developments; Aimco's ability to meet budgeted costs and timelines, and achieve budgeted rental rates related to our developments and redevelopments; Aimco's ability to meet timelines and budgeted rental rates related to our lease-up properties; and Aimco's ability to comply with debt covenants, including financial coverage ratios. Actual results may differ materially from those described in these forward-looking statements and, in addition, will be affected by a variety of risks and factors, some of which are beyond Aimco's control, including, without limitation: real estate risks, including fluctuations in real estate values and the general economic climate in the markets in which Aimco operates and competition for residents in such markets; national and local economic conditions, including the pace of job growth and the level of unemployment; the amount, location and quality of competitive new supply; financing risks, including the availability and cost of capital markets financing and the risk that our cash flows from operations may be insufficient to meet required payments of principal and interest; the risk that our earnings may not be sufficient to maintain compliance with debt covenants; the terms of governmental regulations that affect Aimco and interpretations of those regulations; the competitive environment in which Aimco operates; the timing of acquisitions, dispositions, redevelopments and developments; insurance risk, including the cost of insurance; natural disasters and severe weather such as hurricanes; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; energy costs; and possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of apartment communities presently or previously owned by Aimco. In addition, Aimco's current and continuing qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code and depends on its ability to meet the various requirements imposed by the Internal Revenue Code, through actual operating results, distribution levels and diversity of stock ownership. Readers should carefully review Aimco's financial statements and the notes thereto, as well as the section entitled "Risk Factors" in Item 1A of Aimco's Annual Report on Form 10-K for the year ended December 31, 2014, and the other documents Aimco files from time to time with the Securities and Exchange Commission. These forward-looking statements reflect management's judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances. This presentation does not constitute an offer of securities for sale.